SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 18, 2007

MISSION COMMUNITY BANCORP

(Exact name of registrant as specified in its charter)

California	333-12892	77-0559736
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employee Identification No.)

581 Higuera Street, San Luis Obispo, CA 93401

(Address of principal executive offices)

(Zip code)

(805) 782-5000

(Registrant’s telephone number including area code)

(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events

On September 18, 2007, Mission Community Bancorp’s subsidiary, Mission Community Bank (“Mission”) received notification from the Bank Enterprise Award (BEA) Program of the Department of the Treasury that it will receive a grant in the amount of $337,500 based upon the lending activities of the bank in 2006.  These funds will allow Mission Community Bank to continue its financing activities in low income areas of San Luis Obispo and Northern Santa Barbara Counties.

Item 9.01 Financial Statements and Exhibits

(a)                                  Financial statements of businesses required

None

(b)                                 Pro forma financial information

None

(d)                                 Exhibits

99.1   Press Release dated September 20, 2007.

Forward Looking Statements

Includes forward-looking information, which is subject to the “safe harbor” created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act ant the Private Securities Litigation Reform Act of 1995.  When the Company uses or incorporates by reference in this Current Report on Form 8-K the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “commit,” “believe” and similar expressions, the Company intends to identify forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 20, 2007	MISSION COMMUNITY BANCORP

By:	/s/ ANITA M. ROBINSON
Anita M. Robinson, President and Chief
Executive Officer